SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 24, 2005
                                                  ----------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 12
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             (Exact name of registrant as specified in its charter)


      California                     333-107181                72-1566910
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 12 ("Series 12") has acquired an interest in:

o        Saltgrass Landing Apartments, Ltd., a Texas limited partnership;

This entity is referred to herein as a local limited partnership.

o        Saltgrass owns the Saltgrass Landing Apartments in Rockport, Texas.

         The following tables contain information concerning the local limited partnership identified herein and its property:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
SALTGRASS     Saltgrass     Rockport     December     $2,703,888   24 1BR Units  $300        $1,276,146   $940,640
              Landing       (Aransas     2005                      32 2BR Units  $415        RD (3)
              Apartments    County),
                            Texas                                                            $442,100
              6 buildings                                                                    RD (3)
              (2)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 12 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 12 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2.   Rehabilitation property.

3. The U. S. Department of Agriculture, Rural Development will provide each mortgage loan for a term of 30 years. Principal and interest will be payable monthly based on a 30-year amortization schedule. The first mortgage loan will bear interest at a rate of 11.875% per annum, and the second mortgage loan will bear interest at a rate of 5% per annum.

Rockport (Saltgrass): Rockport is in Aransas County, Texas on State Highway 35, approximately 25 miles northeast of Corpus Christi. The population of Rockport is approximately 7,600. The major employers for Rockport residents are State of Texas, Wal-Mart and Aransas County Independent School District.

------------------------------------------------------------------------------------------------------------------------
                                                 LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                            GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL            PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 12's CAPITAL
PARTNERSHIP     PARTNER            MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------------ ------------- -------------- --------------- -------------------- -------------------
SALTGRASS       Gary L. Kersch     Town &        $352,692       Series 12:      99.98/.01/.01        $733,552
                                   Country                      Greater of      14.99/.01/85
                Doublekaye         Management                   15% or $750
                Corp.              Company
                                                                LGP: 70%

                                                                The balance:
                                                                14.99% to
                                                                Series 12,
                                                                .01% to SLP
                                                                and 85% to LGP
--------------- ------------------ ------------- -------------- --------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 12, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partner.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 12, (ii) the special limited partner and (iii) the local general partner.

Item 9.01.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Second Amended and Restated Agreement of Limited Partnership of Saltgrass Landing Apartments, Ltd.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 12

Date: October 6, 2005         By:    WNC &  Associates, Inc.,
                                     General Partner

                                     By: /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


     99.1 Second Amended and Restated Agreement of Limited Partnership of Saltgrass Landing Apartments, Ltd.